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                                                                   Exhibit 99(b)

                   Citizens National Bancshares of Hope, Inc.


PROXY

         The undersigned hereby appoints John Robert Graves and Dennis Ramsey or either of them acting in the absence of the other, as attorneys and proxies of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Citizens National Bancshares of Hope, Inc. ("Citizens") to be held on __________, 1998 at _____ _.m. local time at 200 South Elm Street, Hope, Arkansas 71801 and at any adjournment or adjournments thereof and to vote all shares of stock of Citizens held of record by the undersigned on the following matters:

     1. Approval of the Agreement and Plan of Reorganization which provides for the merger of Citizens National Bancshares of Hope, Inc. into First United Bancshares, Inc.

         FOR                      AGAINST                   ABSTAIN
             -----                        -----                     -----


     2. Approval of the election by Citizens to be governed by the Business Corporation Act of 1987.

         FOR                      AGAINST                   ABSTAIN
             -----                        -----                     -----


     3. In their discretion on such other matters as may properly come before the meeting.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  (Continued and to be signed on other side)


THIS PROXY WILL BE VOTED AS DIRECTED BUT, WHERE NO DIRECTION IS GIVEN, IT WILL BE VOTED "FOR" APPROVAL OF THE AGREEMENT AND ELECTION. A COPY OF THE PROXY STATEMENT HAS BEEN RECEIVED BY THE UNDERSIGNED.

DATED:
      --------------------                      ----------------------------
                                                Signature

                                                ----------------------------
                                                Signature



Please sign exactly as name(s) appear(s) hereon and return promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your title as such.

    PLEASE CHECK IF YOU PLAN TO ATTEND THIS MEETING.
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